                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2000

                                   NEFF CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                001-14145                    65-0626400
____________________________  ________________________    ____________________
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
           of Incorporation)                              identification Number)

              3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178
               (Address or principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

Neff Corp. hereby ammends its annual report on Form 8-K as follows:

ITEM 5.  OTHER EVENTS.


     During 1999 Neff Corp. (the  "Registrant")  had three active  subsidiaries:
Neff Rental, Inc. ("Rental"), Neff Machinery, Inc. ("Machinery") and Sullair Argentina Sociedad Anonima ("Sullair"). The Registrant sold all of its interests in Sullair and Machinery in November 1999 and December 1999, respectively. The adjusted consolidated statements of operations reflecting the results of the Registrant for the quarters and periods ended for June 30, 1999, September 30, 1999 and December 31, 1999, respectively were prepared assuming that the sales of Sullair and Machinery occurred on January 1, 1999. These adjusted consolidated statements of operations do not necessarily reflect the results of operations that would have existed had the sales of Sullair and Machinery occurred as of January 1, 1999.

     The adjusted consolidated statements of operations have been prepared by adjusting the historical statements for the effects that the sales of Sullair and Machinery might have had on revenues, expenses, assets, and liabilities, if the sales of Sullair and Machinery had been effected as of January 1, 1999. The adjustments primarily include adjustments to remove the results of operations for Sullair and Machinery, and adjustments to reflect the reduction of interest expense assuming debt repayment with the proceeds from the sales of Sullair and Machinery.

     The Registrant is releasing this information in this Form 8-K to investors and interested third parties because information will be used in presentations by the company to analysts and other third parties.

                                   NEFF CORP.
                 ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)



                                                                   For the Three Months Ended
                                                                             June 30,
                                                                ______________________________________


                                                                                              Adjusted
                                                                   1999       Adjustments       1999
                                                                 --------       --------      --------
 Revenues:
      Rental revenues ......................................     $ 56,138        (11,418) (a)  $ 44,720
      Equipment sales ......................................       34,539        (19,088) (a)    15,451
      Parts and service ....................................       12,424         (8,572) (a)     3,852
                                                                 --------       --------       --------

           Total revenues ..................................      103,101        (39,078)        64,023
                                                                 --------       --------       --------
Cost of revenues:
      Cost of equipment sold    ............................       27,620        (15,398) (a)    12,222
      Depreciation of rental equipment .....................       13,485         (3,645) (a)     9,840
      Maintenance of rental equipment.......................       15,620         (2,596) (a)    13,024
      Cost of parts and service  ...........................        8,085         (5,686) (a)     2,399
                                                                 --------       --------       --------
           Total cost of revenues  .........................       64,810        (27,325)        37,485
                                                                 --------       --------       --------

 Gross profit ..............................................       38,291        (11,753)        26,538
                                                                 --------       --------       --------

 Other operating expenses:
      Selling, general and administrative expenses  ........       17,731         (3,937) (a)    13,794
      Other depreciation and amortization ..................        2,691           (548) (a,d)   2,143
                                                                 --------       --------       --------
           Total other operating expenses  .................       20,422         (4,485)        15,937
                                                                 --------       --------       --------

 Income from operations   ..................................       17,869         (7,268)        10,601
                                                                 --------       --------       --------

 Other expenses:
      Interest expense  ....................................        9,710         (3,054) (a,b)   6,656
      Amortization of debt issue costs  ....................          309            (12) (a)       297
                                                                 --------       --------       --------
           Total other expenses ............................       10,019         (3,066)         6,953
                                                                 --------       --------       --------

 Income before income taxes and minority interest ..........        7,850         (4,202)         3,648
 Provision for income taxes  ...............................       (3,029)         1,537  (a,c)  (1,492)
                                                                 --------       --------       --------

 Income before minority interest  ..........................        4,821         (2,665)         2,156
 Minority interest  ........................................         (602)           602              -
                                                                 --------       --------       --------
 Net income ................................................     $  4,219         (2,063)      $  2,156
                                                                 ========       ========       ========


FOOTNOTES:
        (a) Excludes the results of operations of Sullair and Machinery for the three months ended June 30, 1999.
        (b) Reflects reduction of interest expense at an average rate of 7.9% assuming debt repayment by the Company from the proceeds from the sales of Sullair and Machinery. The actual proceeds available for debt repayment may differ.
        (c)     To reflect the income tax effect of adjustments
        (d) To eliminate items related to Machinery recorded on Neff Corp.'s financial statements

                                   NEFF CORP.
                 ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)



                                                                          For the Six Months Ended
                                                                                 June 30,
                                                                _______________________________________



                                                                                               Adjusted
                                                                   1999       Adjustments        1999
                                                                 --------       --------       --------
 Revenues:
      Rental revenues    ...................................     $105,146        (22,168) (a)  $ 82,978
      Equipment sales  .....................................       66,237        (37,955) (a)    28,282
      Parts and service ....................................       23,338        (16,356) (a)     6,982
                                                                 --------       --------       --------

           Total revenues ..................................      194,721        (76,479)       118,242
                                                                 --------       --------       --------
Cost of revenues:
      Cost of equipment sold    ............................       53,419        (30,857) (a)    22,562
      Depreciation of rental equipment .....................       26,627         (7,217) (a)    19,410
      Maintenance of rental equipment.......................       30,793         (4,950) (a)    25,843
      Cost of parts and service  ...........................       14,920        (10,694) (a)     4,226
                                                                 --------       --------       --------
           Total cost of revenues  .........................      125,759        (53,718)        72,041
                                                                 --------       --------       --------

 Gross profit ..............................................       68,962        (22,761)        46,201
                                                                 --------       --------       --------

 Other operating expenses:
      Selling, general and administrative expenses  ........       34,874         (8,328) (a)    26,546
      Other depreciation and amortization ..................        5,090           (992) (a,d)   4,098
                                                                 --------       --------       --------
           Total other operating expenses  .................       39,964         (9,320)        30,644
                                                                 --------       --------       --------

 Income from operations   ..................................       28,998        (13,441)        15,557
                                                                 --------       --------       --------

 Other expenses:
      Interest expense  ....................................       18,862         (5,585) (a,b)  13,277
      Amortization of debt issue costs  ....................          566            (24) (a)       542
                                                                 --------       --------       --------
           Total other expenses ............................       19,428         (5,609)        13,819
                                                                 --------       --------       --------

 Income before income taxes and minority interest ..........        9,570         (7,832)         1,738
 Provision for income taxes  ...............................       (3,637)         2,925  (a,c)    (712)
                                                                 --------       --------       --------

 Income before minority interest  ..........................        5,933         (4,907)         1,026
 Minority interest  ........................................       (1,040)         1,040              -
                                                                 --------       --------       --------
 Net income ................................................     $  4,893         (3,867)      $  1,026
                                                                 ========       ========       ========


FOOTNOTES:
        (a) Excludes the results of operations of Sullair and Machinery for the six months ended June 30, 1999.
        (b) Reflects reduction of interest expense at an average rate of 7.9% assuming debt repayment by the Company from the proceeds from the sales of Sullair and Machinery. The actual proceeds available for debt repayment may differ.
        (c)     To reflect the income tax effect of adjustments
        (d) To eliminate items related to Machinery recorded on Neff Corp.'s financial statements


                                   NEFF CORP.
                 ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)





                                                                         For the Three Months Ended
                                                                                 September 30,
                                                                 ______________________________________

                                                                                               Adjusted
                                                                   1999       Adjustments        1999
                                                                 --------       --------       --------
 Revenues:
      Rental revenues ......................................       60,808        (12,947) (a)    47,861
      Equipment sales ......................................       29,848        (18,579) (a)    11,269
      Parts and service ....................................       13,124         (8,938) (a)     4,186
                                                                 --------       --------       --------

           Total revenues ..................................      103,780        (40,464)        63,316
                                                                 --------       --------       --------
Cost of revenues:
      Cost of equipment sold    ............................       25,131        (15,359) (a)     9,772
      Depreciation of rental equipment .....................       14,989         (4,222) (a)    10,767
      Maintenance of rental equipment.......................       18,310         (3,024) (a)    15,286
      Cost of parts and service  ...........................        8,527         (6,022) (a)     2,505
                                                                 --------       --------       --------
           Total cost of revenues  .........................       66,957        (28,627)        38,330
                                                                 --------       --------       --------


 Gross profit ..............................................       36,823        (11,837)        24,986
                                                                 --------       --------       --------

 Other operating expenses:
      Selling, general and administrative expenses  ........       19,900         (5,013) (a)    14,887
      Other depreciation and amortization ..................        3,045           (725) (a,d)   2,320
      Writedown of assets held for sale  ...................        1,444              -          1,444
                                                                 --------       --------       --------
           Total other operating expenses  .................       24,389         (5,738)        18,651
                                                                 --------       --------       --------

 Income from operations  ...................................       12,434         (6,099)         6,335
                                                                 --------       --------       --------

 Other expenses:
      Interest expense .....................................       10,920         (3,443) (a,b)   7,477
      Amortization of debt issue costs  ....................          305            (12) (a)       293
                                                                 --------       --------       --------
           Total other expense .............................       11,225         (3,455)         7,770
                                                                 --------       --------       --------

 Income (loss) before income taxes and minority interest ...        1,209         (2,644)        (1,435)
 (Provision for) benefit from income taxes .................         (445)         1,031  (a,c)     586
                                                                 --------       --------       --------

 Income (loss) before minority interest ....................          764         (1,613)          (849)
 Minority interest  ........................................         (428)           428              -
                                                                 --------       --------       --------
 Net income (loss) .........................................     $    336         (1,185)      $   (849)
                                                                 ========       ========       ========
FOOTNOTES:
        (a)     Excludes the results of operations of  Sullair and Machinery for the three months ended September 30, 1999
        (b)     Reflects  reduction  of interest  expense  at an average rate of
                7.9%  assuming  debt repayment by the  Company from the proceeds from the sales of  Sullair  and  Machinery.  The actual proceeds available for debt repayment may differ.
        (c)     To reflect the income tax effect of adjustments
        (d)     To eliminate items related to Machinery recorded on Neff Corp.'s financial statements


                                   NEFF CORP.
                 ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)





                                                                         For the Nine Months Ended
                                                                              September 30,
                                                                 ______________________________________

                                                                                               Adjusted
                                                                   1999        Adjustments       1999
                                                                 --------       --------       --------
 Revenues:
      Rental revenues    ...................................      165,954        (35,115) (a)   130,839
      Equipment sales  .....................................       96,085        (56,534) (a)    39,551
      Parts and service  ...................................       36,494        (25,326) (a)    11,168
                                                                 --------       --------       --------

           Total revenues ..................................      298,533       (116,975)       181,558
                                                                 --------       --------       --------
Cost of revenues:
      Cost of equipment sold    ............................       78,544        (46,210) (a)    32,334
      Depreciation of rental equipment .....................       41,615        (11,438) (a)    30,177
      Maintenance of rental equipment.......................       49,221         (8,092) (a)    41,129
      Cost of parts and service  ...........................       23,477        (16,746) (a)     6,731
                                                                 --------       --------       --------
           Total cost of revenues  .........................      192,857        (82,486)       110,371
                                                                 --------       --------       --------


 Gross profit ..............................................      105,676        (34,489)        71,187
                                                                 --------       --------       --------

 Other operating expenses:
      Selling, general and administrative expenses  ........       54,729        (13,296) (a)    41,433
      Other depreciation and amortization ..................        8,016         (1,598) (a,d)   6,418
      Writedown of assets held for sale  ...................        1,444              -          1,444
                                                                 --------       --------       --------
           Total other operating expenses  .................       64,189        (14,894)        49,295
                                                                 --------       --------       --------

 Income from operations  ...................................       41,487        (19,595)        21,892
                                                                 --------       --------       --------

 Other expenses:
      Interest expense .....................................       29,782         (9,028) (a,b)  20,754
      Amortization of debt issue costs  ....................          871            (36) (a)       835
                                                                 --------       --------       --------
           Total other expense .............................       30,653         (9,064)        21,589
                                                                 --------       --------       --------

 Income before income taxes and minority interest ..........       10,834        (10,531)           303
 Provision for income taxes ................................       (4,104)         3,978  (a,c)    (126)
                                                                 --------       --------       --------

 Income before minority interest ...........................        6,730          6,553            177
 Minority interest  ........................................       (1,468)         1,468              -
                                                                 --------       --------       --------
 Net income ................................................     $  5,262         (5,085)      $    177
                                                                 ========       ========       ========
FOOTNOTES:
        (a)     Excludes the results of operations of  Sullair and Machinery for the nine months ended September 30, 1999
        (b)     Reflects  reduction  of interest  expense  at an average rate of
                7.9%  assuming  debt repayment by the  Company from the proceeds from the sales of  Sullair  and  Machinery.  The actual proceeds available for debt repayment may differ.
        (c)     To reflect the income tax effect of  adjustments
        (d)     To eliminate items related to Machinery recorded on Neff Corp.'s financial statements

                                   NEFF CORP.
                 ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)


                                                                         For the Three Months Ended
                                                                                December 31,
                                                                 ______________________________________

                                                                                               Adjusted
                                                                   1999        Adjustments       1999
                                                                 --------       --------       --------
 Revenues:
      Rental revenues ......................................       56,909         (8,686) (a)    48,223
      Equipment sales  .....................................       25,779        (11,096) (a)    14,683
      Parts and service ....................................       10,790         (6,701) (a)     4,089
                                                                 --------       --------       --------

           Total revenues ..................................       93,478        (26,483)        66,995
                                                                 --------       --------       --------
Cost of revenues:
      Cost of equipment sold    ............................       22,327         (9,575) (a)    12,752
      Depreciation of rental equipment .....................       13,544         (2,900) (a)    10,644
      Maintenance of rental equipment.......................       17,542         (2,115) (a)    15,427
      Cost of parts and service  ...........................        6,689         (4,675) (a)     2,014
                                                                 --------       --------       --------
           Total cost of revenues  .........................       60,102        (19,265)        40,837
                                                                 --------       --------       --------

 Gross profit ..............................................       33,376         (7,218)        26,158
                                                                 --------       --------       --------

 Other operating expenses:
      Selling, general and administrative expenses  ........       20,164         (5,042) (a)    15,122
      Other depreciation and amortization ..................        2,715           (426) (a,d)   2,289
      Writedown of assets held for sale ....................            -              -              -
                                                                 --------       --------       --------
           Total other operating expenses ..................       22,879         (5,468)        17,411
                                                                 --------       --------       --------

 Income from operations ....................................       10,497         (1,750)         8,747
                                                                 --------       --------       --------

 Other expenses:
      Interest Expense .....................................       10,119         (2,365) (a,b)   7,754
      Loss on Sale of Subsidiaries .........................          422           (422) (a)         -
      Amortization of debt issue costs .....................          326             22  (a)       348
                                                                 --------       --------       --------
           Total other expenses ............................       10,867         (2,765)         8,102
                                                                 --------       --------       --------

 Income (loss) before income taxes and minority interest ...         (370)         1,015            645
 (Provision for) benefit from income taxes .................          227           (468) (a,c)    (241)
                                                                 --------       --------       --------

 Income (loss) before minority interest  ...................         (143)           547            404
 Minority Interest .........................................         (265)           265              -
                                                                 --------       --------       --------
 Net Income (loss) .........................................     $   (408)           812       $    404
                                                                 ========       ========       ========

FOOTNOTES:
        (a) Excludes the results of operations of Sullair and Machinery for the three months ended December 31, 1999.
        (b) Reflects reduction of interest expense at an average rate of 7.9% assuming debt repayment by the Company from the proceeds from the sales of Sullair and Machinery. The actual proceeds available for debt repayment may differ.
        (c)     To reflect the income tax effect of adjustments
        (d) To eliminate items related to Machinery recorded on Neff Corp.'s financial statements


                                   NEFF CORP.
                 ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)


                                                                         For the Twelve Months Ended
                                                                               December 31,
                                                                 ______________________________________

                                                                                               Adjusted
                                                                   1999        Adjustments       1999
                                                                 --------       --------       --------
 Revenues:
      Rental revenues ......................................      222,862        (43,800) (a)   179,062
      Equipment sales  .....................................      121,865        (67,631) (a)    54,234
      Parts and service  ...................................       47,284        (32,027) (a)    15,257
                                                                 --------       --------       --------

           Total revenues ..................................      392,011       (143,458)       248,553
                                                                 --------       --------       --------
Cost of revenues
      Cost of equipment sold    ............................      100,871        (55,785) (a)    45,086
      Depreciation of rental equipment .....................       55,159        (14,338) (a)    40,821
      Maintenance of rental equipment.......................       66,763        (10,207) (a)    56,556
      Cost of parts and service  ...........................       30,166        (21,421) (a)     8,745
                                                                 --------       --------       --------
           Total cost of revenues  .........................      252,959       (101,751)       151,208
                                                                 --------       --------       --------

 Gross profit ..............................................      139,052        (41,707)        97,345
                                                                 --------       --------       --------

 Other operating expenses:
      Selling, general and administrative expenses  ........       74,893        (18,338) (a)    56,555
      Other depreciation and amortization ..................       10,731         (2,024) (a,d)   8,707
      Writedown of assets held for sale  ...................        1,444              -          1,444
                                                                 --------       --------       --------
           Total other operating expenses  .................       87,068        (20,362)        66,706
                                                                 --------       --------       --------

 Income from operations ....................................       51,984        (21,345)        30,639
                                                                 --------       --------       --------

 Other expenses:
      Interest expense  ....................................       39,901        (11,393) (a,b)  28,508
      Loss on sale of subsidiaries  ........................          422           (422) (a)         -
      Amortization of debt issue costs  ....................        1,197            (14) (a)     1,183
                                                                 --------       --------       --------
           Total other expenses ............................       41,520        (11,829)        29,691
                                                                 --------       --------       --------

 Income before income taxes and minority interest ..........       10,464         (9,516)           948
 Provision for income taxes ................................       (3,877)         3,510  (a,c)    (367)
                                                                 --------       --------       --------

 Income before minority interest ...........................        6,587         (6,006)           581
 Minority interest  ........................................       (1,733)         1,733              -
                                                                 --------       --------       --------
 Net income ................................................     $  4,854         (4,273)      $    581
                                                                 ========       ========       ========

FOOTNOTES:
        (a) Excludes the results of operations of Sullair and Machinery for the twelve months ended December 31, 1999.
        (b) Reflects reduction of interest expense at an average rate of 7.9% assuming debt repayment by the Company from the proceeds from the sales of Sullair and Machinery. The actual proceeds available for debt repayment may differ.
        (c)     To reflect the income tax effect of adjustments
        (d) To eliminate items related to Machinery recorded on Neff Corp.'s financial statements.

                                      -8-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Neff Corp.
                                              Registrant
Date: January 12, 2001
                                              /s/ Mark Irion
                                              _______________________________
                                              Mark Irion
                                              Chief Financial Officer
                                              On behalf of the registrant and as
                                              Principal Financial and Accounting
                                              Officer












                                      -9-